IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

THE LAZARD FUNDS, INC.	LAZARD RETIREMENT SERIES, INC.
Lazard US Small-Mid Cap Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio

Supplement to Current Summary Prospectus and Prospectus

Effective on or about September 1, 2023 (the “Effective Date”), the Portfolio name of Lazard US Small-Mid Cap Equity Portfolio will change to:

Lazard US Small Cap Equity Select Portfolio

Effective on or about September 1, 2023 (the “Effective Date”), the Portfolio name of Lazard Retirement US Small-Mid Cap Equity Portfolio will change to:

Lazard Retirement US Small Cap Equity Select Portfolio

As of the Effective Date, the following will replace the section entitled “Principal Investment Strategies” in each summary prospectus and the Portfolio’s summary section entitled “Principal Investment Strategies” in each prospectus:

The Portfolio invests primarily in equity securities, principally common stocks, of small cap US companies. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $3.8 million to $12.8 billion as of June 15, 2023).

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap US companies. The Investment Manager focuses on relative value in seeking to construct a diversified portfolio of investments for the Portfolio that maintains sector and industry balance, using investment opportunities identified through bottom-up fundamental research conducted by the Investment Manager’s small cap and global research analysts.

The Portfolio may invest up to 20% of its assets in the securities of larger or smaller US or non-US companies.

As of the Effective Date, the following will replace the first two paragraphs in the section entitled “Investment Strategies and Investment Risks—Investment Strategies” applicable to the Portfolio in each prospectus:

The Portfolio invests primarily in equity securities, principally common stocks, of small cap US companies. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $3.8 million to $12.8 billion as of June 15, 2023). Because “small cap companies” are defined in part by reference to an index, the market capitalization of companies in which the Portfolio invests may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of that company increases such that the company no longer meets the definition of a “small cap company.”

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap US companies. The Investment Manager focuses on relative value in seeking to construct a diversified portfolio of investments for the Portfolio that maintains sector and industry balance, using investment opportunities identified through bottom-up fundamental research conducted by the Investment Manager’s small cap and global research analysts.

Dated: June 30, 2023